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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):     May 31, 1995



                             JONES INTERCABLE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Colorado                      1-9953                     84-0613514
- -----------------------       ---------------------        -------------------
(State of Organization)       (Commission File No.)           (IRS Employer
                                                           Identification No.)


   P.O. Box 3309, Englewood, Colorado 80155-3309              (303) 792-3111
- ----------------------------------------------------       --------------------
(Address of principal executive office and Zip Code)          (Registrant's
                                                              telephone no.
                                                           including area code)

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Item 5.  Other Events


         On May 31, 1995, Jones Intercable, Inc., a Colorado corporation ("Intercable") entered into an Asset Purchase Agreement with Benchmark/Manassas Cable Fund Limited Partnership ("Benchmark/Manassas"), providing for the purchase by Intercable from Benchmark/Manassas of a cable television system serving the communities of Manassas and Haymarket, Virginia and certain portions of Prince William County, Virginia (the "Benchmark/Mansassas System"). The purchase price for the Benchmark/Manassas System is $59,000,000, subject to certain closing adjustments provided by the agreement. Closing of the purchase of the Benchmark/Manassas System is subject to a number of conditions, including the approval by the appropriate governmental authorities to the transfer to Intercable of the necessary franchises, licenses, permits and authorizations and the required filing, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any amendments thereto. Intercable will pay Jones Financial Group, Ltd. ("Financial Group"), an affiliate of Intercable, a fee for acting as its financial advisor in connection with the acquisition of the Benchmark/Manassas System. The transaction is expected to close during 1995. The Benchmark/Manassas System has approximately 560 miles of cable plant passing approximately 31,800 residential units. As of May 31, 1995, the Benchmark/Manassas System had approximately 20,450 basic equivalent subscribers.

         Also on May 31, 1995, Intercable entered into an Asset Purchase Agreement with Cablevision of Manassas Park, Inc. ("Cablevision of Manassas Park"), providing for the purchase by Intercable from Cablevision of Manassas Park of a cable television system serving the community of Manassas Park, Virginia and certain portions of Prince William County, Virginia (the "Manassas Park System"). The purchase price for the Manassas Park System is $12,100,000, subject to certain closing adjustments provided by the agreement. Closing of the purchase of the Manassas Park System is subject to a number of conditions, including the approval by the appropriate governmental authorities to the transfer to Intercable of the necessary franchises, licenses, permits and authorizations and the required filing, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any amendments thereto. Intercable will pay Financial Group a fee for acting as its financial advisor in connection with the acquisition of the Manassas Park System. The transaction is expected to close during 1995, simultaneously with the closing of the purchase by Intercable of the Benchmark/Manassas System. The Manassas Park System has approximately 170 miles of cable plant passing approximately 7,160 residential





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units.  As of May 31, 1995, the Manassas Park System had approximately 5,000 basic equivalent subscribers.


Item 7.  Financial Statements and Exhibits


         a. Asset Purchase Agreement dated May 31, 1995 between Benchmark/Manassas Cable Fund Limited Partnership and Jones Intercable, Inc.

         b. Asset Purchase Agreement dated May 31, 1995 between Cablevision of Manassas Park, Inc. and Jones Intercable, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JONES INTERCABLE, INC.,
                                             a Colorado corporation


Dated:  June 7, 1995                         By:  /s/ Elizabeth M. Steele
                                                  -----------------------------
                                                  Elizabeth M. Steele
                                                  Vice President





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                                 EXHIBIT INDEX



2.1                  Asset Purchase Agreement dated May 31, 1995 between Benchmark/Manassas Cable
                     Fund Limited Partnership and Jones Intercable, Inc.

2.2                  Asset Purchase Agreement dated May 31, 1995 between Cablevision of Manassas
                     Park, Inc. and Jones Intercable, Inc.





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